ALPHA BLUE CAPITAL US SMALL-MID CAP DYNAMIC ETF Ticker Symbol: ABCS Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS March 31, 2026 https://alphabluecapitalabcs.com/etf/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated March 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://alphabluecapitalabcs.com/etf//. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Alpha Blue Capital US Small-Mid Cap Dynamic ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[1]	0.42%
1 “Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years
$43	$135	$235	$530
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a blend of domestic equity securities of small- and mid- capitalization companies and ETFs that provide broad exposure to domestic equity securities of small- and mid- capitalization companies. As it relates to the Fund’s investments, a domestic equity security means common equity securities of companies domiciled and having their principal place of business in the U.S. and are traded on a major U.S. stock exchange and shares of ETFs that invest primarily in domestic equity securities. The Fund considers small- and mid- capitalization companies to be those with market capitalization, at the time of purchase, ranging from approximately $500 million to the largest stock by market cap of the CRSP US Mid Cap Index ($132 billion on November 30, 2025). As part of the Fund’s investment strategy, the sub-adviser, Alpha Blue Capital Management, LP (the “Sub-Adviser”), will seek to outperform the Bloomberg US 2500 Index by 1% to 3% annualized over a full market cycle (i.e., the period of time that includes both an up and down market).
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in a blend of domestic equity securities of small- and mid- capitalization companies and ETFs that provide broad exposure to domestic equity securities of small- and mid- capitalization companies. A company whose capitalization is no longer within the market capitalization range of small- or mid-capitalization companies (as defined herein) after the purchase of its shares by the Fund will continue to be considered a small- or mid-capitalization company for purposes of the 80% policy. The Fund may, at times, have exposure to foreign companies (including companies operating in emerging markets) through its investments in other ETFs or by investing directly in the company’s stock or through investments in American Depositary Receipts (“ADRs”). ADRs are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities issued by a non-U.S. entity that has/have been deposited with a U.S. financial institution (i.e., bank or trust depository). In addition, the Fund may invest in exchange-traded business development companies (“BDCs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). These investments are designed to provide asset diversification, non-correlation to equity markets, income, and potential for capital appreciation. BDC investments are designed to provide the Fund with exposure to venture capital backed companies across various industries and stages of development. REIT investments are designed to provide the Fund with income and growth opportunities and/or act as a possible hedge to inflation. While the Fund’s investments in MLPs may provide further asset diversification and income.
The Fund’s portfolio will typically consist of two integrated investment sleeves. The first sleeve will consist of the common stock of small-capitalization and mid-capitalization companies, generally representing greater than 50% of the Fund’s portfolio. While the second sleeve will consist of broadly diversified ETFs that invest primarily in small and/or mid capitalization companies, generally representing less than 50% of the Fund’s portfolio. The Fund expects to invest in 50 to 150 individual companies common stock as it relates to sleeve one and 0-6 ETFs as it relates to sleeve two. It is anticipated that the Fund will invest across a range of industries, but it is possible at times that certain sectors may be overweight compared to others because the Sub-Adviser seeks the best investment opportunities regardless of sector. The Fund’s portfolio allocation process is designed to be dynamic and opportunistic which means the Sub-Adviser will actively adjust the Fund’s portfolio allocations based on its “active equity investment philosophy” and its disciplined risk management process, each described below.
The Sub-Adviser selects investments for the Fund’s common stock sleeve based on its “active equity investment philosophy” and the related 4-levels of bottom-up stock selection. The Sub-Adviser’s “active equity investment philosophy” was founded on the following principles: 1) value equity investing spanning growth and quality at a reasonable price; 2) fundamental bottom-up security selection; 3) consistent and prudent risk taking; and 4) disciplined risk management and diversification. Guided by those four principles, the Sub-Adviser applies its 4-levels of bottom-up stock selection to the Fund’s small- and mid- cap investment universe. Level 1 is the assessment of a company’s valuation. This process will primarily focus on traditional valuation measures (e.g., revenue growth, earnings and cash flow growth, book value and asset growth and return on equity), enterprise value (i.e., a company’s total value, including its equity and debt), peer and market comparisons, intrinsic valuation, and margin of safety. When analyzing a company based on these valuation measures the Sub-Adviser typically considers a company’s prior 1-3 years of operations and its 1-2 years’ forward operating and financial expectations. Level 2 will consider a company’s fundamentals, seeking those companies that have a strategic/competitive advantage (e.g., ability to produce goods or services more cheaply or at a high quality, uniqueness and overall quality of product or service, exclusive licenses, or patents), profitability, growth, financial and balance sheet strength. Level 3 will focus on a company’s business momentum, seeking those companies that have demonstrated the ability to grow revenues, improving operating performance while meeting or exceeding company expectations over the prior 1-3 years of operations, as well as year over year and/or sequentially quarterly. Level 4 involves the Sub-Adviser assigning a target price to the company. A company’s target price represents the Sub-Adviser’s estimate of the company’s value. The company’s target price will be based on the results of the Sub-Adviser’s Level 1 – Level 3 assessment of a company. The target price will be compared to current market price, and companies demonstrating attractive upside (i.e., undervalued) may be purchased by the Fund. Target prices may fluctuate quarterly and/or annually.
The Sub-Adviser’s investment selection criteria for its ETF sleeve includes a review of the ETFs structure, underlying index, relative performance among its peer group, total operating expense ratio, portfolio turnover, investment objective and investment restrictions and limitations. The Sub-Adviser will typically invest in ETFs that have strong performance records relative to peers, have lower operating expenses, lower portfolio turnover, below average capital gains distributions and a demonstrated expertise (i.e., consistent, long-term performance record consistent with an ETF’s investment objective) and focus as it relates to investing in small- and/or mid- capitalization companies. The ETFs selected for investment are expected to operate as diversified investment companies which means the underlying ETFs are expected to maintain broad exposure to small- and mid- capitalization companies. The Sub-Adviser will review its portfolio allocations at least monthly for the Fund and will adjust such allocations based on the results of its investment screening process.
The Sub-Adviser believes disciplined risk management is a crucial part of the investment process. As part of its risk management, the Sub-Adviser analyzes each holding as it relates to the following six key types of risk: Business Risk – threats or operational factors that will prevent a company from achieving its financial goals; Financial Risk – not being able to meet financial obligations including credit risk and loss of profits; Valuation Risk – uncertainty of the value of an investment both in variability and magnitude; Earnings Risk – uncertainty of earning expectations being met both in variability and magnitude; Liquidity Risk – how easily a security can be bought or sold in the market and converted to cash; and Volatility Risk – change and volatility of the price of a security as a result of a change in an investment and/or risk factor. If one or more of these key risk factors are identified as being too high for a portfolio holding, the Sub-Adviser may elect to sell, or trim the holding. These risk factors are guides used by the Sub-Adviser in forming its opinion on the merits of an investment, not absolute sell or trim signals.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Sub-Adviser’s belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Sub-Adviser’s assessment of a stock’s intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.
Growth-Style Investing Risk. Stocks of companies the Sub-Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Sub-Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Sub-Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
American Depositary Receipts Risk. The Fund’s investments may include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Allocation Risk. The Fund’s performance and risks depend in part on the Sub-Adviser’s skill in selecting and weighting the Fund’s investments. The Sub-Adviser’s evaluations and assumptions regarding the Fund’s exposure to common stocks and/or ETFs, domestic and/or international markets, may differ from actual market conditions.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Business Development Company (BDC) Risk. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While the BDCs in which the Fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
Master Limited Partnership Risk. An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended, and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. Investments in MLP units are subject to certain risks inherent in a partnership structure, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Securities issued by MLPs may experience limited trading volumes and may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) than corporations under state laws, and may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Real Estate Investment Risk. The Fund’s investments in real estate companies and companies related to the real estate industry subject the Fund to risks associated with the direct ownership of real estate securities. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•Financials Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio manager’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio manager and the skill of the Adviser, Sub-Adviser, and/or portfolio manager in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio manager about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://alphabluecapitalabcs.com/etf/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns
During the period of time shown in the bar chart, the highest quarterly return was 9.53% for the quarter ended September 30, 2024, and the lowest quarterly return was -4.52% for the quarter ended June 30, 2024.
Average Annual Total Returns
For the Periods Ended December 31, 2025

	1 Year	Since Inception (12/18/23)
Return Before Taxes	7.93%	11.79%
Return After Taxes on Distributions	7.58%	11.41%
Return After Taxes on Distributions and Sale of Shares	4.94%	9.07%
Bloomberg US 2500 Total Return Index (reflects no deduction for fees or expenses)	10.84%	12.47%
Bloomberg US Aggregate Equity Total Return Index (reflects no deduction for fees or expenses)	17.20%	20.45%

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Alpha Blue Capital Management LP (the “Sub-Adviser”)

PORTFOLIO MANAGER
Mr. David M. Dabora CFA, is the portfolio manager and the person primarily responsible for the day-to-day management of the Fund since its inception on December 18, 2023.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.